Share Capital and Reserves - Summary of Weighted Average Grant Date Fair Values (Detail)	12 Months Ended
	Dec. 31, 2019 CAD ($) yr	Dec. 31, 2018 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected stock price volatility	61.75%	83.41%
Expected life of options | yr	5	5
Risk free interest rate	1.54%	2.08%
Expected forfeitures	0.00%	0.00%
Expected dividend yield	0.00%	0.00%
Weighted average fair value per option granted | $	$ 0.96	$ 1.76